AMENDMENT NUMBER ONE TO
                           ASSET ACQUISITION AGREEMENT

     This Amendment Number One to Asset Acquisition Agreement (the "Amendment") is dated as of January 31, 2001, and is by and among Unrestricted Subsidiary Funding Company, a Delaware corporation ("Nextel"), and Arch Wireless, Inc., a Delaware corporation ("Arch"), PageNet SMR Sub, Inc., a Delaware corporation ("PageNet SMR"), AWI Spectrum Co. Holdings, Inc., a Delaware corporation ("SPV Holdings") and AWI Spectrum Co., LLC, a Delaware limited liability company ("SPV").

     Reference is hereby made to the Asset Acquisition Agreement (the "Asset Acquisition Agreement") dated as of January 24, 2001 by and among Nextel and Arch, PageNet SMR, SPV Holdings and SPV.

     Nextel, Arch, PageNet SMR, SPV Holdings and SPV have determined that it is in their mutual best interests to amend the Asset Acquisition Agreement as hereinafter set forth and have duly approved this Amendment and authorized its execution and delivery.

     1. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Asset Acquisition Agreement, and each reference in the Asset Acquisition Agreement to "this Agreement", "hereof", "herein", "hereunder" or "hereby" and each other similar reference shall be deemed to refer to the Asset Acquisition Agreement as amended hereby. All references to the Asset Acquisition Agreement in any other agreement between the parties hereto relating to the transactions contemplated by the Asset Acquisition Agreement shall be deemed to refer to the Asset Acquisition Agreement as amended hereby.

     2. The parties hereby agree that Sections 1.01 and 1.02 of the Asset Acquisition Agreement shall be amended in their entirety to read as follows:

     "SECTION 1.01 TRANSFER OF PURCHASED ASSETS. Subject to satisfaction of the conditions set forth in Article 8,

          (a) on February 14, 2001, if the Bank Consents and the Series C Consent are received on or before February 8, 2001 and there is satisfaction of all conditions specified in Article 8 and simultaneously with the funding of the Loans as provided in
                    Section 1.02, or

          (b) if the Bank Consents and the Series C Consent are received after February 8, 2001, on the seventh calendar day (which is a day other than Saturday, Sunday or a federal holiday) following Arch's receipt of the Bank Consents and the Series C Consents and satisfaction of all conditions specified in
                    Article 8 and simultaneously with the funding of the Loans as provided in Section 1.02,

          PageNet SMR shall transfer and assign to SPV, and SPV shall acquire from PageNet SMR, all of the Purchased Assets free and clear of all Liens (as defined herein) except for Permitted Liens (as defined herein), and the Assumed Management Agreements (as defined herein), if any, for cash consideration of One Hundred Seventy Five Million Dollars ($175,000,000). Such transfer shall be evidenced by a Bill of Sale and General Assignment in the form of Exhibit E hereto. Such delivery shall take place at the offices of Jones, Day, Reavis & Pogue, 51 Louisiana Avenue, N.W., Washington, D.C. 20001-2112.

          SECTION 1.02 LOANS AND OPINIONS. Subject to satisfaction of the conditions set forth in Article 8,

                    (a) on February 14, 2001, if the Bank Consents and the Series C Consent are received on or before February 8, 2001 and simultaneous with the transfer of the Purchased Assets to SPV, or

                    (b) if the Bank Consents and the Series C Consent are received after February 8, 2001, on the seventh calendar day (which is a day other than Saturday, Sunday or a federal holiday) following Arch's receipt of the Bank Consents and the Series C Consent and simultaneous with the transfer of the Purchased Assets to SPV,

          Nextel shall fund the Loans (the "Funding Date"), SPV shall deliver the Unsecured Note and a promissory note representing the Secured Loan (the "Secured Note") in the form of Exhibit F hereto, and the SMR Spectrum Security Agreement in the form of Exhibit G hereto (the "Security Agreement"), SPV Holdings shall deliver the Guaranty and Pledge Agreement in the form of Exhibit H hereto (the "Guaranty"), and Arch, PageNet SMR, SPV Holdings and SPV shall cause the opinions in the forms attached as Exhibit I, Exhibit J, Exhibit K, Exhibit L, Exhibit M and Exhibit N hereto to be delivered. Such deliveries shall take place at the offices of Jones, Day, Reavis & Pogue, 51 Louisiana Avenue, N.W., Washington, D.C. 20001-2112."

          3. The parties hereby further agree that clause (iv) of Subsection (d) of Section 10.01 of the Asset Acquisition Agreement shall be amended in its entirety to read as follows:

          "(iv) the failure of Nextel to make the Loans (x) on or before February 14, 2001, if the Bank Consents and the Series C Consent are received on or before February 8, 2001 and there is satisfaction of the other conditions precedent thereto or (y) on or before the seventh calendar day (which is a day other than Saturday, Sunday or a federal holiday) following the receipt of the Bank Consents and the Series C Consent and the satisfaction of the other conditions precedent thereto."

          4. The Asset Acquisition Agreement, as amended hereby, is hereby ratified and confirmed in all respects.

          IN WITNESS WHEREOF the parties have hereunto caused this Amendment to be executed as of the date first above written.

                                        UNRESTRICTED SUBSIDIARY FUNDING COMPANY


                                        By:  /s/ Timothy M. Donahue
                                           ------------------------------------
                                           Title:  President
                                                 ------------------------------


                                        ARCH WIRELESS, INC.


                                        By:  /s/ J. Roy Pottle
                                           ------------------------------------
                                           Title:  Executive Vice President and
                                                 ------------------------------
                                                   Chief Financial Officer
                                                 ------------------------------


                                        PAGENET SMR SUB, INC.


                                        By:  /s/ J. Roy Pottle
                                           ------------------------------------
                                           Title:  Executive Vice President and
                                                 ------------------------------
                                                   Chief Financial Officer
                                                 ------------------------------


                                        AWI SPECTRUM CO. HOLDINGS, INC.


                                        By:  /s/ J. Roy Pottle
                                           ------------------------------------
                                           Title:  Executive Vice President and
                                                 ------------------------------
                                                   Chief Financial Officer
                                                 ------------------------------


                                        AWI SPECTRUM CO., LLC


                                        By:  /s/ J. Roy Pottle
                                           ------------------------------------
                                           Title:  Treasurer
                                                 ------------------------------